CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Herbert Martens, President & Trustee of The Armada Advantage Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 24, 2005             /s/ Herbert Martens
     ----------------------       ----------------------------------------------
                                      Herbert Martens, President & Trustee
                                      (principal executive officer)


I, Dennis J. Westley, Treasurer of The Armada Advantage Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 24, 2005             /s/ Dennis J. Westley
     ----------------------       ----------------------------------------------
                                      Dennis J. Westley, Treasurer
                                      (principal financial officer)